[SUTHERLAND ASBILL & BRENNAN LLP]

THOMAS E. BISSET

DIRECT LINE: 202.383.0118

Internet: thomas.bisset@sutherland.com

April 26, 2013

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	American Family Variable Account II (File No. 333-45592)

Commissioners:

On behalf of American Family Life Insurance Company (the “Company”) and American Family Variable Account II (the “Account”), we have attached for filing Post-Effective Amendment No. 16 (the “Amendment”) to the Account’s registration statement on Form N-4 for certain flexible premium variable annuity contracts (the “Contracts”).

The Amendment is being filed pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended, primarily for purposes of responding to comments from Mr. Patrick Scott (“Mr. Scott”) of the staff of the Securities and Exchange Commission (the “Commission”) on Post-Effective Amendment No. 15 to the Account’s registration statement, updating certain financial information and making routine and clarifying changes. As counsel who reviewed the Amendment, we represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b).

The following paragraphs provide the Company’s responses to oral comments on the above-referenced Post-Effective Amendment No. 15 to the Account’s registration statement received from Mr. Scott on April 2, 2013. For the Commission staff’s convenience, we have set forth below each of the staff’s comments followed by the Company’s response.

1.	Comment. Please confirm whether the class identifier reflects the formal name of the variable contract. If so, please update the class identifier on EDGAR.

Response:  The class identifier for the Contract is American Family Variable Account II, and as such, does not reflect the formal name of the Contract. The Company notes that the class identifier for the Contract is current and is therefore not required to be updated.

2.	Comment. Please provide the Tandy representations in a letter filed as correspondence to American Family Variable Account II’s Form N-4 registration statement.

Response:  The Company provides this letter to the Commission to acknowledge that:

•	should the Commission or the staff, acting pursuant to delegated authority, declare the filing effective, it does not foreclose the Commission from taking any action with respect to the filing;

•

the action of the Commission or the staff, acting pursuant to delegated authority, in declaring the filing effective, does not relieve the registrant from its full responsibility for the adequacy and accuracy of the disclosure in the filing; and

•	the registrant may not assert this action as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

If you have any questions or comments regarding the Amendment, please call the undersigned at (202) 383-0118.

Sincerely,

/s/ Thomas E. Bisset

Thomas E. Bisset

Attachment

cc:	Patrick F. Scott Rose Detmer Naseem Nixon